Exhibit 10.4

PURCHASE AND SALE AGREEMENT

This Agreement is made as of the 5th day of May 2016, by and between Illumination America Inc., a Florida corporation (the "Buyer" or "Purchaser"), 2060 NW Boca Raton, Boulevard, Suite #6, Boca Raton, Fl. 33431, ForceField Energy Inc., a Nevada corporation (the "Seller"), 4443 Lyons Road, Suite 212, Coconut Creek, Fl. 33073.

RECITALS

WHEREAS, the Seller owns good and marketable title to certain intangible assets including the tradename Catalyst LED ("Catalyst") all of its clients, its website domain, list of leads, current pending orders, current bid proposals, and all future orders made under the Catalyst name, as well as its other trademarks, intellectual property, and goodwill (the "Assets"): and

WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell the Assets to Purchaser pursuant to the terms and conditions contained herein., and

NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the premises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto covenant and agree as follows:

1.     PURCHASE AND SALE OF ASSETS.

1.01     Purchase. Upon the terms and subject to the conditions hereof, the Seller agrees to sell, assign and transfer to the Purchaser and the Purchaser agrees to purchase from the Seller, all of the Seller's right, title and interest in the Assets, on an "as is" basis. Where applicable, a copy of the form of Bill of Sale is attached hereto and incorporated herein as Exhibit "A".

1.02     Assignment. Upon the terms and subject to the conditions hereof, the Seller agrees to assign to the Purchaser and the Purchaser agrees to accept an assignment of the following: all of Seller's clients, Seller's website domain known as www.catalystledlighting.com, list of all sales leads in the LED lighting sector, current pending orders and current bid proposals in the LED lighting sector, and all future orders made under the Catalyst name.

1.03     Assignment of Tradename. Upon execution hereof, Seller shall also execute and deliver to Purchaser that certain Assignment of Tradename, attached hereto and incorporated herein as if set forth as Exhibit "B", in which Seller shall grant to Purchaser an assignment of all of Seller's rights, title and interest in and to the tradename "Catalyst" and "Catalyst" LED, whether filed or otherwise, in the State of Florida, along with the applicable logo, a copy of which is attached hereto and incorporated herein as if set forth as Exhibit "D".

2.     PURCHASE PRICE AND PAYMENT.

2.01     Payment. The Seller agrees to allow the Purchaser to pay for the Assets in three equal monthly installments of $16,666.67 commencing on May 15th, 2016.

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3.     ASSUMED LIABILITIES AND PAYMENT OF TAXES.

3.01     ASSUMPTION OF LIABILITIES. Other than as disclosed herein, the Purchaser will not assume any liabilities, whatsoever, of the Seller.

4.     REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller represents and warrants to the Purchaser as follows, with the intent that the Purchaser shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

4.01     Corporate Status. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada and has the power and capacity to own and dispose of the Assets and to carry on the Seller's Business as now being conducted by it and to enter into this Agreement and to carry out its terms to the full extent.

4.02     Authority to Sell. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Seller and this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

4.03     Sale Will Not Cause Default. To the best of Seller's information, knowledge and belief, neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein, will:

(a)     violate any of the terms and provisions of the Articles of Incorporation or bylaws of the Seller, or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to the Seller or any of the Assets;

(b)     result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale.

4.04     Assets. The Seller owns and possesses and has a good and marketable title to the Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, whether secured or unsecured and whether arising by reason of statute or otherwise howsoever.

5.05     Conformity with Laws. Seller has not sought and obtained any governmental licenses and permits required for the conduct in the ordinary course of the operations of the Seller's Business and the uses to which the Assets have been put.

5.06     Accuracy of Representations. No certificate furnished by or on behalf of the Seller to the Purchaser at the time of closing in respect of the representations, warranties or covenants of the Seller herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of the Seller shall be true as at and as if made at the time of closing.

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6.     COVENANTS OF THE SELLER.

6.01     Conduct of the Business. Until the time of closing, the Seller shall conduct the Seller's Business only in the ordinary course and will use its best efforts to preserve the Assets intact and to preserve for the Purchaser its relationship with its lessors, suppliers, customers and others having business relations with it.

6.02     Access by Purchaser. The Seller will give to the Purchaser and Purchaser's counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the time of closing, to all of the properties, books, contracts, commitments and records of the Seller relating to all aspects of the Seller's business relevant to the Assets acquired herein and will furnish to the Purchaser during such period all such information as the Purchaser may reasonably request.

6.03     Covenants of Indemnity. The Seller, its successors and assigns, will indemnify and hold harmless the Purchaser from and against:

(a)     any and all of Seller's liabilities, whether related to the Assets or otherwise, whether accrued, absolute, contingent or otherwise, existing at the time of closing hereof, except those liabilities applicable to the assignments referenced in Section 1.02, hereinabove;

(b)     any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of the Seller under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder:

(c)     any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

7.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as follows, with the intent that the Seller shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

7.01     Status of Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has the power and capacity to enter into this Agreement and carry out its terms.

7.02     Authority to Purchase. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser and this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

7.03     Sale Will Not Cause Default. Neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein, will:

(a)     violate any of the terms and provisions of the articles of Incorporation or bylaws of the Purchaser, or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to the Purchaser;

(b)     result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale.

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7.04     Accuracy of Representations. No certificate furnished by or on behalf of the Purchaser to the Seller at the time of closing in respect of the representations, warranties or covenants of the Purchaser herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of the Purchaser shall be true as at and as if made at the time of closing.

7.05     Purchaser's Indemnification of Seller. The Purchaser, its successors and assigns, will indemnify and hold harmless the Seller and its shareholders (in the case of Seller's voluntary dissolution or liquidation), from and against any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of Purchaser under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Seller hereunder.

8.     SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

8.01     Seller's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Seller pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Seller. All representations, warranties, covenants and agreements made by the Seller in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Purchaser and shall continue in full force and effect for the benefit of the Purchaser.

8.02     Purchaser's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Purchaser. All representations, warranties, covenants and agreements made by the Purchaser in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Seller and shall continue in full force and effect for the benefit of the Seller.

9.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER. All obligations of the Purchaser under this Agreement are subject to the fulfillment at or prior to the time of closing of the conditions hereinafter enumerated.

9.01     Seller's Representations and Warranties. The Seller's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

9.02.     Seller's Covenants. The Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the time of closing.

The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser at or prior to the time of closing by delivering to the Seller a written waiver to that effect signed by the Purchaser.

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10.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER. All obligations of the Seller under this Agreement are subject to the fulfillment, prior to the time of closing, of the conditions hereinafter enumerated.

10.01     Purchaser's Representations and Warranties. The Purchaser's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

10.02     Purchaser's Covenants. The Purchaser shall have performed and complied with all covenants, agreement and conditions required by this Agreement to be performed or complied with by it at or prior to the time of closing.

10.03     Closing Date. The Agreement shall have closed by May 5, 2016.

Each of the foregoing conditions are for the exclusive benefit of the Seller and any such condition may be waived in whole or in part by the Seller at or prior to the time of closing by delivering to the Purchaser a waiver to that effect signed by the Seller.

11.     CLOSING.

11.01     Time of Closing. Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held on May 5, 2016

11.02     Place of Closing. The closing shall take place at the offices of the Purchaser.

11.03     For Delivery by the Seller.

11.04     Effective Date. The Effective Date of the transaction contemplated herein shall be the closing date.

12.     NOTICES. All notices required or permitted to be given hereunder shall be in writing and personally delivered to the address of the intended recipient set forth on the first page hereof, or at such other address as may from time to time be notified by any of the parties hereto in the manner herein provided.

13.     ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

14.     TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

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15.     APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida.

16.     SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

17.     CAPTIONS. The captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

18.     ATTORNEY FEES. If a dispute arises between the parties hereto and such dispute can only be resolved by litigation then, in such case, the prevailing party in such litigation shall be entitled to recover all costs of such action, including but not limited to, reasonable attorneys fees.

19.     COUNTERPARTS FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted electronically or by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ILLUMINATION AMERICA NC.

By: /s/ Ismael Llera

Ismael Llera, Chief Executive Officer

FORCEFIELD ENERGY INC.

By: /s/ David Natan

David Natan, Chief Executive Officer

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EXHIBIT "A"

FORM OF BILL OF SALE

BILL OF SALE dated May 5, 2016, from ForceField Energy Inc., a Nevada corporation (the "Seller") to Illumination America Inc., a Florida corporation (the "Buyer").

WITNESSETH, that in exchange for good and valuable consideration, the receipt of which is hereby acknowledged by Seller, Seller hereby sells, conveys, transfers, assigns and delivers to Buyer, its successors and assigns, to have and hold forever the following personal property in which Seller has good and marketable title, free and clear of all liens and encumbrances. All property conveyed by Seller to Buyer herein is conveyed on an "As Is" basis.

See Exhibit "1" attached hereto

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be signed the day and year first above written.

SELLER: ForceField Energy Inc.

a Nevada corporation

By: /s/ David Natan

David Natan, Chief Executive Officer

BUYER: Illumination America Inc.,

a Florida corporation

By: /s/ Ismael Llera

Ismael Llera, Chief Executive Officer

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